UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





        Date of Report (Date of earliest event reported): January 8, 2007

                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                         0-16132              22-2711928
--------------------------------- --------------------------- ------------------
(State or other jurisdiction of     (Commission File Number)  (IRS Employer
        incorporation)                                       Identification No.)


         86 Morris Avenue, Summit, New Jersey                      07901
--------------------------------------------------------------------------------
       (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (908) 673-9000


         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01     OTHER EVENTS

         On January 8, 2007, Celgene Corporation reviewed its 2006 corporate achievements and provided its 2007 financial outlook at the JP Morgan 25th Annual Healthcare Conference. Attached hereto and incorporated herein by reference as Exhibit 99.1 is the Press Release reviewing such highlights.

         The information in this Report, including the exhibits attached hereto, is furnished solely pursuant to Item 8.01 of this Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Furthermore, the information in this Report, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

           (d) Exhibit 99.1 Press Release dated January 8, 2007.

               These exhibits are furnished pursuant to Item 8.01 and shall not be deemed to be "filed."



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CELGENE CORPORATION

Date: January 9, 2007                By: /s/ David W. Gryska
                                     --------------------------------------
                                         Name:  David W. Gryska
                                         Title: Chief Financial Officer


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EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION
-----------     -----------

  99.1 Press Release dated January 8, 2007 reviewing the Company's 2006 achievements and announcing its 2007 financial outlook.